UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2010

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 14, 2010, the Board of Directors of Prudential Financial, Inc. (the “Company”) elected Martina Hund-Mejean as a director, effective October 1, 2010. Ms. Hund-Mejean will serve as a member of the Audit Committee. Attached as Exhibit 99.0 is a Company news release, dated September 14, 2010, announcing Ms. Hund-Mejean’s election.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.0	News release of Prudential Financial, Inc., dated September 14, 2010, announcing the election of Martina Hund-Mejean to the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2010

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Margaret M. Foran
	Name: Title:	Margaret M. Foran Chief Governance Officer, Vice President and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.0	News release of Prudential Financial, Inc., dated September 14, 2010, announcing the election of Martina Hund-Mejean to the Board of Directors.